UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

 (Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

 (Address of principal executive offices) (Zip code)

Marc A. De Oliveira,

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2020

QS

STRATEGIC REAL

RETURN FUND

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Strategic Real Return Fund for the twelve-month reporting period ended September 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	QS Strategic Real Return Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2020

QS Strategic Real Return Fund	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. Under normal market conditions, the Fund, using a tactical asset allocation program, seeks to provide an attractive long-term real return. The Fund defines real return as total return reduced by the impact of inflation. In seeking to meet its investment goal, the Fund implements a tactical asset allocation program overseen by its adviser and a subadviser, QS Investors, LLC (“QS Investors”). The Fund may allocate its assets among five investment “sleeves” which we believe are generally complementary to each other, with the following target allocations of the Fund’s net assets:

•	Inflation-Linked Debt Securities (40%)

•	Global Equity Securities (20%)

•	Commodity-Linked Securities (20%)

•	Exchange-Traded Funds (“ETFs”) that invest in Real Estate Investment Trusts (“REITs”)[i] (10%)

•	Tactical Strategy (10%)

Actual allocations may deviate from each target allocation shown above by up to 50% of such target allocation. The composition and asset allocation of the Fund’s investment portfolio will vary over time, based on QS Investors’ overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are primarily based on QS Investors’ evaluations of the relative attractiveness of the asset classes in which the Fund invests. The processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. Holdings in a particular strategy may also vary because of performance differences among the different strategies.

The Fund utilizes a “multi-manager” approach, whereby the adviser and each subadviser provide day-to-day management for one or more of the investment sleeves. The adviser and each subadviser use different investment strategies in managing the sleeves, act independently from the others in their management of the investment sleeve for which they are responsible, and use their own methodology for selecting investments. Currently, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“WAML”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) manage the Inflation-Linked Debt Securities Sleeve and, QS Investors manages the Global Equity Securities Sleeve, the Commodity-Linked Securities Sleeve, the REITs Sleeve and the Tactical Strategy Sleeve. QS Investors may also allocate a portion of the Fund’s assets to ClearBridge Investments, LLC (“ClearBridge”), either in place of, or in addition to, the subadvisers named above. Western Asset also manages the portion of the Fund’s cash and short-term instruments allocated to it. The Fund may use commodity derivatives (swaps and S&P GSCI®ii futures) to gain exposure to commodities. These derivatives are fully collateralized with cash.

QS Strategic Real Return Fund 2020 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the twelve-month reporting period ended September 30, 2020, global equity returns varied across regions. Within the U.S., large capitalization equities strongly outperformed small caps, returning 15.1% versus 0.4%, as measured by the S&P 500 Indexiii and the Russell 2000 Indexiv, respectively. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 and worst first quarter ever. This was driven by COVID-19 spreading across the globe. Additionally, U.S. equity volatility, as measured by the VIX Indexv, rose to 82.69 — reaching its highest level ever in March 2020. U.S. large caps rallied over the next two quarters as measures taken by the Federal Reserve Board (the “Fed”)vi, fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, returning 12.8% and -4.3% as measured by MSCI Emerging Markets Indexvii and MSCI EAFE Indexviii, respectively.

The U.S. dollar declined 3.4% over the reporting period. In the fourth quarter of 2019, the U.S. dollar fell 2.8%; this was driven by conflicting economic data, a dovish Fed and easing of trade tensions. However, in the first quarter of 2020, the U.S. dollar rose 5.2%, as investors searched for “safe haven” assets as the coronavirus pandemic escalated. At the end of the first quarter, the U.S. dollar gave up some appreciation after the White House and Congress reached a deal on a two trillion-dollar stimulus package. The following quarter, the U.S. dollar retreated 2.2% as the April 2020 unemployment rate was 14.7%, the highest in post-war history.

The yield on the ten-year Treasury declined 0.98% over the reporting period and ended September at 0.68%. In October 2019, the Fed cut interest rates by 25 basis points (“bps”)ix. Subsequently, the Fed delivered surprise cuts of 50bps and 100bps early in 2020 in response to COVID-19, bringing its target rate down to 0 to 0.25%. The yield on the ten-year Treasury fell 125bps during the first quarter of 2020. In July 2020, the yield on the ten-year Treasury fell further by 0.15% as the Fed reiterated that it would use all possible tools to support the U.S. economy and that interest rates would remain near zero “until it is confident that the economy has weathered recent events”. However, longer dated yields rose in August on the back of a better outlook for recovering growth and increased supply of U.S. Treasuries.

Crude oil declined 25.6% over the reporting period, as it was unable to recover from the 66.5% decline in the first quarter of 2020. During this quarter, outlook for demand in China (the largest importer of crude oil) drastically declined due to COVID-19. In March 2020, a price war between Saudi Arabia and Russia further lowered crude oil prices. In the second calendar quarter of 2020, crude oil rebounded 91.7%. This was driven by 88.4% jump in May 2020, as economies began to ease lockdown restrictions and oil companies in North America reduced supply.

Gold returned 28.8% during the reporting period and served as one of the strongest performing asset classes. As the coronavirus pandemic spurred volatility in the first quarter of 2020, physical gold saw high demand as retail investors bought the metal for protection

2	QS Strategic Real Return Fund 2020 Annual Report

against the turmoil. The following quarter, gold rose 13.7% and reached an eight-year high. In August 2020, gold broke above $2,000 per ounce for the first time. Gold appreciated from increasing demand due to multiple factors, including negative real interest rates, a weakening U.S. dollar, rising U.S. and China tensions along with a surge in COVID-19 cases across the globe.

Q. How did we respond to these changing market conditions?

A. Our process focuses mostly on strategic allocation which diversifies among traditional and alternative asset classes and is designed to hedge against short-term and long-term inflation.

During the twelve-month period ended September 30, 2020, no changes were made to the strategic weights.

Performance review

For the twelve months ended September 30, 2020, Class A shares of QS Strategic Real Return Fund, excluding sales charges, returned -1.74%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexx, returned 10.08% and the Composite Indexxi, representing the Fund’s underlying investments, returned 1.67% over the same period. The Lipper Real Return Funds Category Averagexii returned -4.91% over the same time frame.

Performance Snapshot as of September 30, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
QS Strategic Real Return Fund:
Class A	18.67%	-1.74%
Class A2	18.49%	-2.00%
Class C	18.20%	-2.54%
Class I	18.79%	-1.55%
Class IS	18.82%	-1.45%
Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index	7.40%	10.08%
Composite Index	15.93%	1.67%
Lipper Real Return Funds Category Average	15.95%	-4.91%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

QS Strategic Real Return Fund 2020 Annual Report	3

Fund overview (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2020, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.57%, 1.75%, 2.43%, 1.31% and 1.20%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of exchange-traded funds (“ETFs”)), dividend expense on short sales, taxes and extraordinary expenses, to average net assets will not exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to these arrangements. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributor to absolute performance, when considering both return and weight in the portfolio, was the allocation to the Inflation-Linked Debt Securities sleeve (representing an average weight of approximately 40% of the Fund during the reporting period). This allocation returned 8.4% over the twelve-month reporting period. The allocation to the Global Equity Securities sleeve, which returned 7.6% and had an average weight of approximately 20% during the period, was also a strong contributor. The Tactical Strategy sleeve and the currency overlay also added to absolute value. The Exchange-Traded Funds (“ETFs”) that invest in Real Estate Investment Trusts (“REITs”) and the Commodity-Linked Securities sleeves both contributed modestly relative to their benchmarks.

Q. What were the leading detractors from performance?

A. The largest detractor from absolute performance when considering both return and weight in the portfolio was an allocation to the Commodity-Linked Securities (representing an average weight of 20% for the reporting period). The allocation returned -27.19% over

4	QS Strategic Real Return Fund 2020 Annual Report

the twelve-month reporting period. The 10% REITs exposure was a detractor from absolute return, as it returned -12.31%. Relative to their respective benchmarks, the leading detractors from performance were the Global Equity Securities sleeve (managed by QS Investors and representing approximately 20% of the Fund) and the Inflation-Linked Debt Securities allocation.

Thank you for your investment in QS Strategic Real Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

October 30, 2020

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, thereby reducing the value of a fixed income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to market and price fluctuations. The Fund is non-diversified, and therefore it is permitted to invest a larger percentage of its assets in a small number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund is subject to the risks of the underlying funds in which it invests. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use leverage, which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. The Fund is subject to the illiquidity, credit and interest rate risks of REITs, as well as risks associated with small-and mid-cap investments. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (ETNs) and master limited partnerships (MLPs). Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

QS Strategic Real Return Fund 2020 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 26 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	QS Strategic Real Return Fund 2020 Annual Report

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

iii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S.

iv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]	The VIX Index is a score based on the stocks of the top 500 companies in the U.S. market and measures the expectation of volatility over the next 30 days.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

viii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

ix	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[x]	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation Protected securities (TIPS).

xi

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% FTSE 1-Month U.S. Treasury Bill Index (formerly the Citigroup 1-Month U.S. Treasury Bill Index). The Composite Index is hedged to 50% exposure to the U.S. dollar, as defined by the U.S. Dollar Index (USDX). The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 50% U.S. dollar, 50% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions.

xii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 95 funds for the six-month period and among the 93 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS Strategic Real Return Fund 2020 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2020 and September 30, 2019 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	QS Strategic Real Return Fund 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2020 and held for the six months ended September 30, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	18.67%	$1,000.00	$1,186.70	1.30%	$7.11	Class A	5.00%	$1,000.00	$1,018.50	1.30%	$6.56
Class A2	18.49	1,000.00	1,184.90	1.50	8.19	Class A2	5.00	1,000.00	1,017.50	1.50	7.57
Class C	18.20	1,000.00	1,182.00	2.05	11.18	Class C	5.00	1,000.00	1,014.75	2.05	10.33
Class I	18.79	1,000.00	1,187.90	1.04	5.69	Class I	5.00	1,000.00	1,019.80	1.04	5.25
Class IS	18.82	1,000.00	1,188.20	0.95	5.20	Class IS	5.00	1,000.00	1,020.25	0.95	4.80

QS Strategic Real Return Fund 2020 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

10	QS Strategic Real Return Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/20	-1.74%	-2.00%	-2.54%	-1.55%	-1.45%
Five Years Ended 9/30/20	2.55	2.35	1.77	2.81	2.91
Ten Years Ended 9/30/20	1.54	N/A	0.78	1.79	N/A
Inception* through 9/30/20	—	-0.23	—	—	1.27

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/20	-7.39%	-7.66%	-3.48%	-1.55%	-1.45%
Five Years Ended 9/30/20	1.34	1.14	1.77	2.81	2.91
Ten Years Ended 9/30/20	0.94	N/A	0.78	1.79	N/A
Inception* through 9/30/20	—	-0.97	—	—	1.27

Cumulative total returns
Without sales charges[1]
Class A (9/30/10 through 9/30/20)	16.51%
Class A2 (Inception date of 10/31/12 through 9/30/20)	-1.81
Class C (9/30/10 through 9/30/20)	8.08
Class I (9/30/10 through 9/30/20)	19.45
Class IS (Inception date of 12/15/11 through 9/30/20)	11.73

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are February 26, 2010, October 31, 2012, February 26, 2010, February 26, 2010 and December 15, 2011, respectively.

QS Strategic Real Return Fund 2020 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of QS Strategic Real Return Fund vs. Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index‡ — September 2010 - September 2020

Value of $1,000,000 invested in

Class I Shares of QS Strategic Real Return Fund vs. Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index‡ — September 2010 - September 2020

12	QS Strategic Real Return Fund 2020 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

‡

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of QS Strategic Real Return Fund on September 30, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2020. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Bloomberg Barclays U.S. Treasury Inflation- Linked Bond Index. The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Strategic Real Return Fund 2020 Annual Report	13

Consolidated schedule of investments

September 30, 2020

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 33.7%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	4,960,672	$5,846,789
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	2,048,930	2,948,786
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	563,422	865,713
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	2,496,468	3,889,031
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	401,331	506,551
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	4,257,964	6,078,276
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	330,090	421,769
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	4,794,300	4,880,078
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	2,020,518	2,083,270
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	1,564,680	1,637,584
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	205,466	218,238
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	1,853,748	2,044,794
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	503,530	557,154
Total U.S. Treasury Inflation Protected Securities (Cost — $28,226,635)				31,978,033
			Shares
Common Stocks — 20.0%
Communication Services — 1.8%
Diversified Telecommunication Services — 0.2%
China Telecom Corp. Ltd., Class H Shares			248,000	74,390	(a)
China Unicom Hong Kong Ltd.			88,000	57,697	(a)
LG Uplus Corp.			5,634	55,370	(a)
Total Diversified Telecommunication Services				187,457
Entertainment — 0.5%
Activision Blizzard Inc.			1,738	140,691
Electronic Arts Inc.			970	126,498	*
NetEase Inc., ADR			286	130,035
Nintendo Co. Ltd.			200	113,696	(a)
Total Entertainment				510,920
Interactive Media & Services — 0.8%
Alphabet Inc., Class A Shares			153	224,237	*
Alphabet Inc., Class C Shares			120	176,352	*
Auto Trader Group PLC			14,233	102,954	(a)
Baidu Inc., ADR			832	105,323	*
Facebook Inc., Class A Shares			432	113,141	*
Total Interactive Media & Services				722,007
Wireless Telecommunication Services — 0.3%
China Mobile Ltd.			12,500	80,358	(a)

See Notes to Consolidated Financial Statements.

14	QS Strategic Real Return Fund 2020 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Wireless Telecommunication Services — continued
KDDI Corp.	4,500	$113,832	(a)
MTN Group Ltd.	17,300	58,201	(a)
Total Wireless Telecommunication Services		252,391
Total Communication Services		1,672,775
Consumer Discretionary — 2.5%
Auto Components — 0.1%
Magna International Inc.	2,100	96,093
Hotels, Restaurants & Leisure — 0.6%
Aristocrat Leisure Ltd.	4,066	87,686	(a)
Brinker International Inc.	2,278	97,316
Jack in the Box Inc.	1,195	94,775
Wyndham Destinations Inc.	2,033	62,535
Yum China Holdings Inc.	1,664	88,109
Yum! Brands Inc.	1,142	104,265
Total Hotels, Restaurants & Leisure		534,686
Household Durables — 0.2%
Berkeley Group Holdings PLC	1,630	88,678	(a)
PulteGroup Inc.	1,400	64,806
Sekisui House Ltd.	4,800	84,892	(a)
Total Household Durables		238,376
Internet & Direct Marketing Retail — 0.7%
Amazon.com Inc.	176	554,177	*
eBay Inc.	2,100	109,410
Total Internet & Direct Marketing Retail		663,587
Specialty Retail — 0.7%
Home Depot Inc.	1,118	310,480
Lowe’s Cos. Inc.	1,869	309,992
Total Specialty Retail		620,472
Textiles, Apparel & Luxury Goods — 0.2%
Deckers Outdoor Corp.	300	66,003	*
Pandora A/S	1,738	125,065	(a)
Under Armour Inc., Class A Shares	3,697	41,517	*
Total Textiles, Apparel & Luxury Goods		232,585
Total Consumer Discretionary		2,385,799
Consumer Staples — 1.7%
Beverages — 0.1%
Constellation Brands Inc., Class A Shares	620	117,496
Food & Staples Retailing — 0.7%
Alimentation Couche-Tard Inc., Class B Shares	3,000	104,472
George Weston Ltd.	1,300	95,590

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	15

Consolidated schedule of investments (cont’d)

September 30, 2020

QS Strategic Real Return Fund

Security	Shares	Value
Food & Staples Retailing — continued
Koninklijke Ahold Delhaize NV	4,390	$129,925	(a)
Seven & i Holdings Co. Ltd.	2,500	77,282	(a)
Walmart Inc.	1,403	196,294
Total Food & Staples Retailing		603,563
Food Products — 0.1%
Ingredion Inc.	1,017	76,967
JBS SA	12,900	47,526
Total Food Products		124,493
Household Products — 0.6%
Church & Dwight Co. Inc.	2,061	193,136
Clorox Co.	518	108,868
Kimberly-Clark de Mexico SAB de CV, Class A Shares	42,500	67,157
Procter & Gamble Co.	1,229	170,819
Total Household Products		539,980
Personal Products — 0.1%
Hengan International Group Co. Ltd.	11,000	79,967	(a)
Tobacco — 0.1%
Swedish Match AB	1,571	128,175	(a)
Total Consumer Staples		1,593,674
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
China Shenhua Energy Co. Ltd., Class H Shares	47,000	84,696	(a)
Lundin Energy AB	4,200	83,189	(a)
Valero Energy Corp.	1,848	80,055
Total Energy		247,940
Financials — 2.9%
Banks — 1.2%
Aozora Bank Ltd.	4,300	71,458	(a)
Banco Bilbao Vizcaya Argentaria SA	19,409	53,642	(a)
Bank of America Corp.	6,201	149,382
BNP Paribas SA	2,064	74,771	*(a)
Citigroup Inc.	2,433	104,887
Citizens Financial Group Inc.	4,969	125,616
Comerica Inc.	2,726	104,269
Fifth Third Bancorp	6,007	128,069
ING Groep NV	7,394	52,356	*(a)
JPMorgan Chase & Co.	1,185	114,080
Lloyds Banking Group PLC	189,203	64,207	*(a)

See Notes to Consolidated Financial Statements.

16	QS Strategic Real Return Fund 2020 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Banks — continued
Postal Savings Bank of China Co. Ltd., Class H Shares	129,000	$54,273	(a)
Wells Fargo & Co.	2,403	56,495
Total Banks		1,153,505
Capital Markets — 0.3%
Ameriprise Financial Inc.	826	127,295
Morgan Stanley	3,050	147,468
Total Capital Markets		274,763
Consumer Finance — 0.4%
Capital One Financial Corp.	1,933	138,905
Discover Financial Services	2,006	115,907
Synchrony Financial	4,482	117,294
Total Consumer Finance		372,106
Insurance — 1.0%
Aegon NV	19,512	50,674	(a)
Allianz SE, Registered Shares	909	174,363	(a)
Allstate Corp.	1,970	185,456
AXA SA	4,648	85,804	(a)
Legal & General Group PLC	29,298	71,004	(a)
Manulife Financial Corp.	6,400	89,015
Prudential Financial Inc.	1,139	72,349
Prudential PLC	8,873	126,678	(a)
Swiss Life Holding AG, Registered Shares	331	125,059	(a)
Total Insurance		980,402
Total Financials		2,780,776
Health Care — 2.6%
Biotechnology — 0.3%
Biogen Inc.	488	138,436	*
Regeneron Pharmaceuticals Inc.	259	144,983	*
Total Biotechnology		283,419
Health Care Equipment & Supplies — 0.5%
Baxter International Inc.	2,120	170,490
Edwards Lifesciences Corp.	2,218	177,041	*
Masimo Corp.	711	167,839	*
Total Health Care Equipment & Supplies		515,370
Health Care Providers & Services — 0.8%
Cigna Corp.	589	99,782
Humana Inc.	504	208,601
McKesson Corp.	832	123,910

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	17

Consolidated schedule of investments (cont’d)

September 30, 2020

QS Strategic Real Return Fund

Security	Shares	Value
Health Care Providers & Services — continued
Molina Healthcare Inc.	500	$91,520	*
UnitedHealth Group Inc.	790	246,298
Total Health Care Providers & Services		770,111
Health Care Technology — 0.2%
Veeva Systems Inc., Class A Shares	500	140,595	*
Pharmaceuticals — 0.8%
Chugai Pharmaceutical Co. Ltd.	2,800	125,647	(a)
Merck & Co. Inc.	1,573	130,480
Novo Nordisk A/S, Class B Shares	1,987	138,021	(a)
Roche Holding AG	693	237,094	(a)
Shionogi & Co. Ltd.	1,900	101,652	(a)
Total Pharmaceuticals		732,894
Total Health Care		2,442,389
Industrials — 1.8%
Aerospace & Defense — 0.4%
Lockheed Martin Corp.	342	131,082
Northrop Grumman Corp.	379	119,570
Safran SA	1,228	120,840	*(a)
Total Aerospace & Defense		371,492
Airlines — 0.1%
Southwest Airlines Co.	2,441	91,537
Electrical Equipment — 0.1%
Rockwell Automation Inc.	544	120,050
Industrial Conglomerates — 0.1%
CITIC Ltd.	65,000	48,221	(a)
LG Corp.	1,281	81,104	(a)
Total Industrial Conglomerates		129,325
Machinery — 0.4%
Cummins Inc.	1,043	220,240
GEA Group AG	2,500	88,125	(a)
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H Shares	102,600	99,224	(a)
Total Machinery		407,589
Professional Services — 0.3%
ManpowerGroup Inc.	1,515	111,095
Wolters Kluwer NV	1,617	138,053	(a)
Total Professional Services		249,148
Road & Rail — 0.1%
Norfolk Southern Corp.	462	98,863

See Notes to Consolidated Financial Statements.

18	QS Strategic Real Return Fund 2020 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Trading Companies & Distributors — 0.3%
Marubeni Corp.	10,200	$57,870	(a)
Mitsubishi Corp.	4,600	110,048	(a)
W.W. Grainger Inc.	332	118,448
Total Trading Companies & Distributors		286,366
Total Industrials		1,754,370
Information Technology — 4.6%
Communications Equipment — 0.2%
Cisco Systems Inc.	4,008	157,875
IT Services — 0.4%
Adyen NV	47	86,614	*(a)
Mastercard Inc., Class A Shares	647	218,796
PayPal Holdings Inc.	650	128,070	*
Total IT Services		433,480
Semiconductors & Semiconductor Equipment — 1.6%
Applied Materials Inc.	3,501	208,134
ASM International NV	776	111,232	(a)
ASML Holding NV	430	158,556	(a)
KLA Corp.	672	130,193
NVIDIA Corp.	750	405,915
Powertech Technology Inc.	23,000	68,752	(a)
Texas Instruments Inc.	1,587	226,608
United Microelectronics Corp.	176,000	172,512	(a)
Total Semiconductors & Semiconductor Equipment		1,481,902
Software — 1.0%
Check Point Software Technologies Ltd.	924	111,194	*
Citrix Systems Inc.	600	82,626
Fortinet Inc.	600	70,686	*
Microsoft Corp.	3,420	719,329
Total Software		983,835
Technology Hardware, Storage & Peripherals — 1.4%
Apple Inc.	9,032	1,045,996
Samsung Electronics Co. Ltd.	5,726	288,508	(a)
Total Technology Hardware, Storage & Peripherals		1,334,504
Total Information Technology		4,391,596
Materials — 0.6%
Chemicals — 0.1%
Huntsman Corp.	3,512	78,002
Construction Materials — 0.1%
LafargeHolcim Ltd., Registered Shares	2,200	100,284	(a)

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	19

Consolidated schedule of investments (cont’d)

September 30, 2020

QS Strategic Real Return Fund

Security	Shares	Value
Metals & Mining — 0.4%
Anglo American Platinum Ltd.	1,016	$70,480	(a)
Fortescue Metals Group Ltd.	9,612	112,516	(a)
Kinross Gold Corp.	11,300	99,715	*
POSCO	322	54,115	(a)
Rio Tinto PLC	1,796	108,367	(a)
Total Metals & Mining		445,193
Total Materials		623,479
Real Estate — 0.7%
Real Estate Management & Development — 0.7%
CapitaLand Ltd.	41,100	82,121	(a)
China Vanke Co. Ltd., Class H Shares	27,200	83,444	(a)
Country Garden Holdings Co. Ltd.	103,000	126,910	(a)
Daito Trust Construction Co. Ltd.	1,300	115,260	(a)
Shimao Group Holdings Ltd.	33,000	137,136	(a)
Sun Hung Kai Properties Ltd.	8,500	108,969	(a)
Total Real Estate		653,840
Utilities — 0.5%
Electric Utilities — 0.2%
Equatorial Energia SA	13,200	49,712
NRG Energy Inc.	3,957	121,638
Tohoku Electric Power Co. Inc.	6,900	69,141	(a)
Total Electric Utilities		240,491
Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	4,600	70,986	(a)
Multi-Utilities — 0.2%
AGL Energy Ltd.	5,545	54,191	(a)
Canadian Utilities Ltd., Class A Shares	3,900	93,022
Total Multi-Utilities		147,213
Total Utilities		458,690
Total Common Stocks (Cost — $14,817,676)		19,005,328
Investments in Underlying Funds — 16.8%
Invesco S&P 500 Pure Value ETF	23,194	1,136,970
Invesco S&P 500 Quality ETF	104,167	4,027,096
iShares Core High Dividend ETF	12,990	1,045,435
Vanguard Mega Cap Value ETF	12,260	940,342
Vanguard Real Estate ETF	111,306	8,788,722
Total Investments in Underlying Funds (Cost — $11,481,539)		15,938,565

See Notes to Consolidated Financial Statements.

20	QS Strategic Real Return Fund 2020 Annual Report

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 14.8%
U.S. Government Obligations — 14.8%
U.S. Treasury Bills	0.083%	12/17/20	7,000,000	$6,998,765	(b)
U.S. Treasury Bills	0.096%	3/18/21	7,000,000	6,996,897	(b)
Total U.S. Government & Agency Obligations (Cost — $13,994,062)				13,995,662
Corporate Bonds & Notes — 2.5%
Energy — 1.4%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	4,000	4,351
Oil, Gas & Consumable Fuels — 1.4%
Apache Corp., Senior Notes	2.625%	1/15/23	29,000	28,420
Apache Corp., Senior Notes	4.750%	4/15/43	60,000	53,512
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	240,000	269,117
Devon Energy Corp., Senior Notes	5.850%	12/15/25	230,000	257,928
Energy Transfer Operating LP, Senior Notes	2.900%	5/15/25	20,000	20,138
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	120,000	131,145
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	60,000	64,022
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	50,000	55,247
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	80,000	90,162
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	40,000	36,293
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	60,000	47,167
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	50,000	38,390
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	100,000	100,793
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	80,000	103,689
Western Midstream Operating LP, Senior Notes	4.100%	2/1/25	30,000	28,623
Total Oil, Gas & Consumable Fuels				1,324,646
Total Energy				1,328,997
Materials — 1.1%
Metals & Mining — 0.9%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	200,000	220,937	(c)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	50,000	63,250
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	40,000	43,392	(c)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	50,000	54,675	(c)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	90,000	98,392	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	220,000	277,878
Teck Resources Ltd., Senior Notes	3.750%	2/1/23	40,000	41,028
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	50,000	59,187
Total Metals & Mining				858,739

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	21

Consolidated schedule of investments (cont’d)

September 30, 2020

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — 0.2%
Inversiones CMPC SA, Senior Notes	4.375%	4/4/27	200,000		$223,464	(d)
Total Materials					1,082,203
Total Corporate Bonds & Notes (Cost — $2,225,189)					2,411,200
Sovereign Bonds — 0.7%
Indonesia — 0.3%
Indonesia Government International Bond, Senior Notes	4.750%	2/11/29	200,000		237,688
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	160,000		173,400
United Arab Emirates — 0.2%
Abu Dhabi Government International Bond, Senior Notes	2.500%	9/30/29	200,000		214,114	(c)
Total Sovereign Bonds (Cost — $584,992)					625,202
Non-U.S. Treasury Inflation Protected Securities — 0.6%
Brazil — 0.3%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/30	1,550,556	BRL	333,049
Canada — 0.3%
Canada Government Real Return Bond	0.500%	12/1/50	263,915	CAD	241,798
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $645,886)					574,847
Total Investments before Short-Term Investments (Cost — $71,975,979)					84,528,837

			Shares
Short-Term Investments — 9.3%
Invesco Government & Agency Portfolio, Institutional Class	0.010%		7,070,158		7,070,158
Dreyfus Government Cash Management, Institutional Shares	0.019%		1,597,926		1,597,926
Invesco Treasury Portfolio, Institutional Class	0.010%		184,799		184,799
Total Short-Term Investments (Cost — $8,852,883)					8,852,883
Total Investments — 98.4% (Cost — $80,828,862)					93,381,720
Other Assets in Excess of Liabilities — 1.6%					1,560,078
Total Net Assets — 100.0%					$94,941,798

See Notes to Consolidated Financial Statements.

22	QS Strategic Real Return Fund 2020 Annual Report

QS Strategic Real Return Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Rate shown represents yield-to-maturity.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

BRL	— Brazilian Real

CAD	— Canadian Dollar

ETF	— Exchange-Traded Fund

At September 30, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian 10-Year Bonds	84	12/20	$8,897,828	$8,988,219	$90,391
Canadian 10-Year Bonds	25	12/20	2,853,610	2,850,250	(3,360)
DAX Index	3	12/20	231,700	224,741	(6,959)
E-mini S&P 500 Index	1	12/20	166,514	167,600	1,086
Japanese 10-Year Bonds	4	12/20	575,217	576,912	1,695
S&P GSCI	219	10/20	18,867,813	19,132,387	264,574
Topix Index	1	12/20	156,266	154,127	(2,139)
United Kingdom Long Gilt	59	12/20	10,300,385	10,362,143	61,758
					407,046
Contracts to Sell:
Amsterdam Index	1	10/20	129,243	128,402	841
CAC 40 Euro	4	10/20	235,509	225,158	10,351
Euro-Bund	56	12/20	11,339,174	11,458,495	(119,321)
FTSE 100 Index	3	12/20	232,272	226,127	6,145
FTSE/MIB Index	3	12/20	343,255	333,533	9,722
IBEX 35 Index	3	10/20	243,720	236,732	6,988
S&P/TSX 60 Index	2	12/20	291,922	288,836	3,086
SPI 200 Index	2	12/20	211,323	207,784	3,539
U.S. Treasury 10-Year Notes	44	12/20	6,120,224	6,139,375	(19,151)
U.S. Treasury Long-Term Bonds	19	12/20	$3,376,134	$3,349,344	26,790
					(71,010)
Net unrealized appreciation on open futures contracts					$336,036

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	23

Consolidated schedule of investments (cont’d)

September 30, 2020

QS Strategic Real Return Fund

At September 30, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,788,000	USD	2,057,154	Bank of New York	10/6/20	$(60,225)
EUR	380,000	USD	454,510	Bank of New York	10/6/20	(8,924)
EUR	14,578,000	USD	17,436,440	Bank of New York	10/6/20	(342,339)
JPY	186,000,000	USD	1,759,388	Bank of New York	10/6/20	4,342
JPY	209,200,000	USD	1,975,271	Bank of New York	10/6/20	8,451
JPY	430,700,000	USD	4,066,680	Bank of New York	10/6/20	17,399
USD	4,264,150	JPY	450,800,000	Bank of New York	10/6/20	(10,524)
USD	2,028,248	NZD	3,079,000	Bank of New York	10/6/20	(8,691)
USD	2,416,244	NZD	3,668,000	Bank of New York	10/6/20	(10,353)
AUD	26,000	USD	19,162	Citibank N.A.	10/6/20	(539)
CAD	105,000	USD	80,367	Citibank N.A.	10/6/20	(1,510)
CAD	1,721,000	USD	1,287,143	Citibank N.A.	10/6/20	5,352
EUR	468,000	USD	557,750	Citibank N.A.	10/6/20	(8,975)
EUR	507,000	USD	591,464	Citibank N.A.	10/6/20	3,042
GBP	63,000	USD	84,310	Citibank N.A.	10/6/20	(3,016)
JPY	20,100,000	USD	189,729	Citibank N.A.	10/6/20	867
NZD	78,000	USD	52,681	Citibank N.A.	10/6/20	(1,080)
USD	94,971	AUD	133,000	Citibank N.A.	10/6/20	(291)
USD	568,033	AUD	770,000	Citibank N.A.	10/6/20	16,513
USD	2,009,390	AUD	2,814,000	Citibank N.A.	10/6/20	(6,162)
USD	3,745,447	JPY	395,200,000	Citibank N.A.	10/6/20	(2,005)
AUD	903,000	USD	638,570	HSBC Securities Inc.	10/6/20	8,212
CAD	3,603,000	USD	2,763,573	HSBC Securities Inc.	10/6/20	(57,669)
CAD	6,316,000	USD	4,844,498	HSBC Securities Inc.	10/6/20	(101,093)
CHF	39,000	USD	42,911	HSBC Securities Inc.	10/6/20	(560)
CHF	87,000	USD	94,221	HSBC Securities Inc.	10/6/20	254
GBP	76,000	USD	97,665	HSBC Securities Inc.	10/6/20	404
GBP	538,000	USD	691,729	HSBC Securities Inc.	10/6/20	2,498
GBP	2,716,000	USD	3,648,243	HSBC Securities Inc.	10/6/20	(143,560)

See Notes to Consolidated Financial Statements.

24	QS Strategic Real Return Fund 2020 Annual Report

QS Strategic Real Return Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,180,000	USD	54,090	HSBC Securities Inc.	10/6/20	$(763)
MXN	44,370,000	USD	2,030,189	HSBC Securities Inc.	10/6/20	(24,979)
NZD	932,000	USD	611,306	HSBC Securities Inc.	10/6/20	5,266
SEK	430,000	USD	49,621	HSBC Securities Inc.	10/6/20	(1,605)
SEK	10,970,000	USD	1,265,906	HSBC Securities Inc.	10/6/20	(40,936)
USD	3,980,419	CAD	5,324,000	HSBC Securities Inc.	10/6/20	(17,980)
USD	4,800,577	CAD	6,421,000	HSBC Securities Inc.	10/6/20	(21,685)
USD	1,101,408	CHF	1,017,000	HSBC Securities Inc.	10/6/20	(2,972)
USD	1,037,872	EUR	887,000	HSBC Securities Inc.	10/6/20	(2,220)
USD	17,605,213	EUR	15,046,000	HSBC Securities Inc.	10/6/20	(37,662)
USD	824,750	GBP	614,000	HSBC Securities Inc.	10/6/20	32,454
USD	3,573,077	GBP	2,779,000	HSBC Securities Inc.	10/6/20	(12,901)
USD	2,044,488	MXN	45,550,000	HSBC Securities Inc.	10/6/20	(14,050)
USD	2,549,036	NOK	24,160,000	HSBC Securities Inc.	10/6/20	(41,162)
CHF	257,000	USD	283,481	UBS Securities LLC	10/6/20	(4,400)
CHF	978,000	USD	1,078,772	UBS Securities LLC	10/6/20	(16,743)
NOK	18,150,000	USD	2,076,612	UBS Securities LLC	10/6/20	(130,748)
NOK	34,480,000	USD	3,944,991	UBS Securities LLC	10/6/20	(248,385)
NZD	2,736,000	USD	1,851,955	UBS Securities LLC	10/6/20	(41,930)
NZD	3,001,000	USD	2,031,329	UBS Securities LLC	10/6/20	(45,992)
SEK	380,000	USD	43,744	UBS Securities LLC	10/6/20	(1,311)
SEK	14,510,000	USD	1,604,345	UBS Securities LLC	10/6/20	15,922
USD	372,087	CHF	344,000	UBS Securities LLC	10/6/20	(1,469)
USD	10,276	NOK	90,000	UBS Securities LLC	10/6/20	627
USD	1,090,742	NOK	10,320,000	UBS Securities LLC	10/6/20	(15,667)
USD	1,908,798	NOK	18,060,000	UBS Securities LLC	10/6/20	(27,417)
USD	1,258,473	SEK	11,350,000	UBS Securities LLC	10/6/20	(8,930)
USD	1,656,528	SEK	14,940,000	UBS Securities LLC	10/6/20	(11,754)
USD	210,415	CAD	287,997	BNP Paribas SA	10/16/20	(5,882)
USD	13,552	EUR	12,001	BNP Paribas SA	10/16/20	(523)
EUR	887,000	USD	1,038,860	Bank of New York	11/5/20	1,876
EUR	15,046,000	USD	17,621,965	Bank of New York	11/5/20	31,831
AUD	133,000	USD	94,979	Citibank N.A.	11/5/20	291
AUD	2,814,000	USD	2,009,549	Citibank N.A.	11/5/20	6,147
CHF	1,017,000	USD	1,102,330	Citibank N.A.	11/5/20	2,971
GBP	2,779,000	USD	3,576,731	Citibank N.A.	11/5/20	9,814
NOK	10,320,000	USD	1,091,046	Citibank N.A.	11/5/20	15,412
NOK	18,060,000	USD	1,909,330	Citibank N.A.	11/5/20	26,972
USD	94,300	CHF	87,000	Citibank N.A.	11/5/20	(254)

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	25

Consolidated schedule of investments (cont’d)

September 30, 2020

QS Strategic Real Return Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	692,437	GBP	538,000	Citibank N.A.	11/5/20	$(1,900)
CAD	5,324,000	USD	3,980,445	HSBC Securities Inc.	11/5/20	18,344
CAD	6,421,000	USD	4,800,608	HSBC Securities Inc.	11/5/20	22,123
JPY	450,800,000	USD	4,265,290	HSBC Securities Inc.	11/5/20	10,806
MXN	45,550,000	USD	2,037,676	HSBC Securities Inc.	11/5/20	13,626
NZD	3,079,000	USD	2,028,377	HSBC Securities Inc.	11/5/20	8,520
NZD	3,668,000	USD	2,416,397	HSBC Securities Inc.	11/5/20	10,150
USD	1,759,858	JPY	186,000,000	HSBC Securities Inc.	11/5/20	(4,459)
SEK	11,350,000	USD	1,258,920	UBS Securities LLC	11/5/20	8,877
SEK	14,940,000	USD	1,657,116	UBS Securities LLC	11/5/20	11,684
Total						$(1,233,148)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

SEK	— Swedish Krona

USD	— United States Dollar

See Notes to Consolidated Financial Statements.

26	QS Strategic Real Return Fund 2020 Annual Report

Consolidated statement of assets and liabilities

September 30, 2020

Assets:
Investments, at value (Cost — $80,828,862)	$93,381,720
Foreign currency, at value (Cost — $75,143)	61,712
Deposits with brokers for open futures contracts	2,602,367
Unrealized appreciation on forward foreign currency contracts	321,047
Receivable from broker — net variation margin on open futures contracts	271,978
Interest and dividends receivable	168,971
Prepaid expenses	22,017
Total Assets	96,829,812

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,554,195
Foreign currency collateral received for open futures contracts, at value (Cost—$184,227)	180,990
Investment management fee payable	28,611
Trustees’ fees payable	2,293
Service and/or distribution fees payable	294
Payable for Fund shares repurchased	45
Accrued expenses	121,586
Total Liabilities	1,888,014
Total Net Assets	$94,941,798

Net Assets:
Par value (Note 7)	$89
Paid-in capital in excess of par value	84,682,687
Total distributable earnings (loss)	10,259,022
Total Net Assets	$94,941,798

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	27

Consolidated statement of assets and liabilities (cont’d)

September 30, 2020

Net Assets:
Class A	$258,885
Class A2	$964,578
Class C	$53,533
Class I	$514,617
Class IS	$93,150,185

Shares Outstanding:
Class A	24,552
Class A2	93,464
Class C	5,284
Class I	47,608
Class IS	8,729,245

Net Asset Value:
Class A (and redemption price)	$10.54
Class A2 (and redemption price)	$10.32
Class C*	$10.13
Class I (and redemption price)	$10.81
Class IS (and redemption price)	$10.67
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.18
Class A2 (based on maximum initial sales charge of 5.75%)	$10.95

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Consolidated Financial Statements.

28	QS Strategic Real Return Fund 2020 Annual Report

Consolidated statement of operations

For the Year Ended September 30, 2020

Investment Income:
Dividends	$777,502
Interest	885,140
Less: Foreign taxes withheld	(27,605)
Total Investment Income	1,635,037

Expenses:
Investment management fee (Note 2)	705,053
Fund accounting fees	118,198
Audit and tax fees	81,310
Registration fees	79,402
Legal fees	27,471
Commodity pool reports	27,000
Custody fees	21,125
Trustees’ fees	16,427
Shareholder reports	8,896
Transfer agent fees (Note 5)	5,388
Service and/or distribution fees (Notes 2 and 5)	3,884
Insurance	2,367
Fees recaptured by investment manager (Note 2)	789
Interest expense	224
Miscellaneous expenses	9,266
Total Expenses	1,106,800
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(196,314)
Net Expenses	910,486
Net Investment Income	724,551

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,209,671
Futures contracts	(7,057,713)
Forward foreign currency contracts	1,751,216
Foreign currency transactions	17,043
Net Realized Loss	(3,079,783)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,043,241
Futures contracts	160,482
Forward foreign currency contracts	(788,422)
Foreign currencies	(4,561)
Change in Net Unrealized Appreciation (Depreciation)	410,740
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,669,043)
Decrease in Net Assets From Operations	$(1,944,492)

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	29

Consolidated statements of changes in net assets

For the Years Ended September 30,	2020	2019

Operations:
Net investment income	$724,551	$1,617,928
Net realized loss	(3,079,783)	(1,403,262)
Change in net unrealized appreciation (depreciation)	410,740	(816,885)
Decrease in Net Assets From Operations	(1,944,492)	(602,219)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(3,815,822)	(8,422,661)
Decrease in Net Assets From Distributions to Shareholders	(3,815,822)	(8,422,661)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,744,006	1,025,350
Reinvestment of distributions	3,813,250	8,416,420
Cost of shares repurchased	(2,539,952)	(9,214,357)
Increase in Net Assets From Fund Share Transactions	3,017,304	227,413
Decrease in Net Assets	(2,743,010)	(8,797,467)

Net Assets:
Beginning of year	97,684,808	106,482,275
End of year	$94,941,798	$97,684,808

See Notes to Consolidated Financial Statements.

30	QS Strategic Real Return Fund 2020 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.15	$12.24	$11.93	$11.63	$11.57

Income (loss) from operations:
Net investment income	0.05	0.14	0.13	0.05	0.01
Net realized and unrealized gain (loss)	(0.24)	(0.30)	0.60	0.49	0.48
Total income (loss) from operations	(0.19)	(0.16)	0.73	0.54	0.49

Less distributions from:
Net investment income	(0.05)	(0.49)	(0.10)	—	—
Net realized gains	(0.37)	(0.44)	(0.32)	(0.24)	(0.43)
Total distributions	(0.42)	(0.93)	(0.42)	(0.24)	(0.43)

Net asset value, end of year	$10.54	$11.15	$12.24	$11.93	$11.63
Total return[2]	(1.74)%	(0.73)%	6.32%	4.75%	4.41%

Net assets, end of year (000s)	$259	$272	$324	$551	$1,143

Ratios to average net assets:
Gross expenses[3]	1.81%	1.68%	1.54%	1.49%[4]	1.47%[4]
Net expenses[3,5,6]	1.31	1.32	1.33	1.33 [4]	1.33 [4]
Net investment income	0.43	1.27	1.11	0.46	0.07

Portfolio turnover rate	43%	44%	61%	42%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	31

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A2 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.94	$12.05	$11.77	$11.50	$11.47

Income (loss) from operations:
Net investment income (loss)	0.02	0.12	0.12	0.04	(0.00) [2]
Net realized and unrealized gain (loss)	(0.22)	(0.31)	0.58	0.47	0.46
Total income (loss) from operations	(0.20)	(0.19)	0.70	0.51	0.46

Less distributions from:
Net investment income	(0.05)	(0.48)	(0.10)	—	—
Net realized gains	(0.37)	(0.44)	(0.32)	(0.24)	(0.43)
Total distributions	(0.42)	(0.92)	(0.42)	(0.24)	(0.43)

Net asset value, end of year	$10.32	$10.94	$12.05	$11.77	$11.50
Total return[3]	(2.00)%	(0.95)%	6.13%	4.54%	4.27%

Net assets, end of year (000s)	$965	$1,184	$1,329	$1,381	$1,358

Ratios to average net assets:
Gross expenses[4,5]	1.73%	1.72%	1.65%	1.74%	1.75%
Net expenses[4,5,6,7]	1.51	1.52	1.53	1.53	1.53
Net investment income (loss)	0.21	1.09	0.99	0.36	(0.01)

Portfolio turnover rate	43%	44%	61%	42%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

32	QS Strategic Real Return Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.79	$11.82	$11.52	$11.31	$11.35

Income (loss) from operations:
Net investment income (loss)	(0.04)	0.04	0.05	(0.02)	(0.07)
Net realized and unrealized gain (loss)	(0.21)	(0.27)	0.57	0.47	0.46
Total income (loss) from operations	(0.25)	(0.23)	0.62	0.45	0.39

Less distributions from:
Net investment income	(0.04)	(0.36)	—	—	—
Net realized gains	(0.37)	(0.44)	(0.32)	(0.24)	(0.43)
Total distributions	(0.41)	(0.80)	(0.32)	(0.24)	(0.43)

Net asset value, end of year	$10.13	$10.79	$11.82	$11.52	$11.31
Total return[2]	(2.54)%	(1.51)%	5.51%	3.98%	3.68%

Net assets, end of year (000s)	$54	$81	$183	$196	$373

Ratios to average net assets:
Gross expenses[3]	2.45%	2.42%[4]	2.34%	2.28%[4]	2.28%
Net expenses[3,5,6]	2.06	2.07 [4]	2.08	2.08 [4]	2.08
Net investment income (loss)	(0.37)	0.40	0.44	(0.18)	(0.62)

Portfolio turnover rate	43%	44%	61%	42%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	33

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.40	$12.52	$12.22	$11.87	$11.77

Income (loss) from operations:
Net investment income	0.06	0.16	0.18	0.11	0.05
Net realized and unrealized gain (loss)	(0.22)	(0.31)	0.60	0.48	0.48
Total income (loss) from operations	(0.16)	(0.15)	0.78	0.59	0.53

Less distributions from:
Net investment income	(0.06)	(0.53)	(0.16)	—	—
Net realized gains	(0.37)	(0.44)	(0.32)	(0.24)	(0.43)
Total distributions	(0.43)	(0.97)	(0.48)	(0.24)	(0.43)

Net asset value, end of year	$10.81	$11.40	$12.52	$12.22	$11.87
Total return[2]	(1.55)%	(0.52)%	6.62%	5.08%	4.68%

Net assets, end of year (000s)	$515	$1,684	$1,854	$1,674	$906

Ratios to average net assets:
Gross expenses[3]	1.31%[4]	1.30%[4]	1.18%	1.20%[4]	1.17%[4]
Net expenses[3,5,6]	1.06 [4]	1.07 [4]	1.08	1.08 [4]	1.08 [4]
Net investment income	0.51	1.41	1.47	0.97	0.47

Portfolio turnover rate	43%	44%	61%	42%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

34	QS Strategic Real Return Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.25	$12.36	$12.08	$11.73	$11.62

Income (loss) from operations:
Net investment income	0.08	0.18	0.19	0.11	0.06
Net realized and unrealized gain (loss)	(0.23)	(0.31)	0.58	0.48	0.48
Total income (loss) from operations	(0.15)	(0.13)	0.77	0.59	0.54

Less distributions from:
Net investment income	(0.06)	(0.54)	(0.17)	—	—
Net realized gains	(0.37)	(0.44)	(0.32)	(0.24)	(0.43)
Total distributions	(0.43)	(0.98)	(0.49)	(0.24)	(0.43)

Net asset value, end of year	$10.67	$11.25	$12.36	$12.08	$11.73
Total return[2]	(1.45)%	(0.35)%	6.62%	5.14%	4.83%

Net assets, end of year (000s)	$93,150	$94,463	$102,792	$101,496	$118,083

Ratios to average net assets:
Gross expenses[3]	1.17%[4]	1.17%[4]	1.11%[4]	1.08%	1.08%
Net expenses[3,5,6]	0.96 [4]	0.97 [4]	0.98 [4]	0.98	0.98
Net investment income	0.78	1.65	1.55	0.91	0.55

Portfolio turnover rate	43%	44%	61%	42%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2020 Annual Report	35

Notes to consolidated financial statements

1. Organization and significant accounting policies

QS Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. These financial statements are the consolidated financial statements of the Fund and the Subsidiary. All interfund transactions have been eliminated in consolidation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

36	QS Strategic Real Return Fund 2020 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

QS Strategic Real Return Fund 2020 Annual Report	37

Notes to consolidated financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$31,978,033	—	$31,978,033
Common Stocks:
Communication Services	$1,016,277	656,498	—	1,672,775
Consumer Discretionary	1,999,478	386,321	—	2,385,799
Consumer Staples	1,178,325	415,349	—	1,593,674
Energy	80,055	167,885	—	247,940
Financials	1,776,487	1,004,289	—	2,780,776
Health Care	1,839,975	602,414	—	2,442,389
Industrials	1,010,885	743,485	—	1,754,370
Information Technology	3,505,422	886,174	—	4,391,596
Materials	177,717	445,762	—	623,479
Real Estate	—	653,840	—	653,840
Utilities	264,372	194,318	—	458,690
Investments in Underlying Funds	15,938,565	—	—	15,938,565
U.S. Government & Agency Obligations	—	13,995,662	—	13,995,662
Corporate Bonds & Notes	—	2,411,200	—	2,411,200
Sovereign Bonds	—	625,202	—	625,202
Non-U.S. Treasury Inflation Protected Securities	—	574,847	—	574,847
Total Long-Term Investments	28,787,558	55,741,279	—	84,528,837
Short-Term Investments†	8,852,883	—	—	8,852,883
Total Investments	$37,640,441	$55,741,279	—	$93,381,720

38	QS Strategic Real Return Fund 2020 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$486,966	—	—	$486,966
Forward Foreign Currency Contracts	—	$321,047	—	321,047
Total Other Financial Instruments	$486,966	$321,047	—	$808,013
Total	$38,127,407	$56,062,326	—	$94,189,733

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$150,930	—	—	$150,930
Forward Foreign Currency Contracts	—	$1,554,195	—	1,554,195
Total	$150,930	$1,554,195	—	$1,705,125

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate

QS Strategic Real Return Fund 2020 Annual Report	39

Notes to consolidated financial statements (cont’d)

settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

40	QS Strategic Real Return Fund 2020 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

QS Strategic Real Return Fund 2020 Annual Report	41

Notes to consolidated financial statements (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of September 30, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,554,195. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

42	QS Strategic Real Return Fund 2020 Annual Report

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$4,189,125	$(4,189,125)

(a)	Reclassifications are due to book/tax differences in the treatment of a wholly-owned foreign subsidiary.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Investors, LLC (“QS Investors”), is the Fund’s adviser and a subadviser. ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Ltd in Japan (“Western Japan”) are also the Fund’s subadvisers. Western Asset also manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between LMPFA and Western Asset (“Western Asset Agreement”). As of July 31, 2020,

QS Strategic Real Return Fund 2020 Annual Report	43

Notes to consolidated financial statements (cont’d)

LMPFA, QS Investors, ClearBridge, Western Asset, Western Asset London and Western Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, QS Investors, ClearBridge, Western Asset, Western Asset London and Western Japan were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources. ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the investment management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to QS Investors the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short term instruments allocated to Western Asset. QS Investors is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. QS Investors also provides management for a portion of the Fund’s assets.

LMPFA pays QS Investors for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by QS Investors to the Subsidiary. LMPFA pays QS Investors for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by QS Investors. LMPFA pays ClearBridge for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. For Western Asset’s cash management services to the Fund pursuant to the Western Asset Agreement, LMPFA, not the Fund, pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by LMPFA. Western Asset pays Western Asset London for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset London. Western Asset pays Western Japan for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual fund operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown

44	QS Strategic Real Return Fund 2020 Annual Report

in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2021, may be terminated prior to that date by agreement of LMPFA and the Board of Trustees, and may be terminated at any time after that date by LMPFA. The arrangements, however, may be modified by LMPFA to decrease total annual fund operating expenses at any time.

During the year ended September 30, 2020, fees waived and/or expenses reimbursed amounted to $196,314.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires September 30, 2021	$899	$1,691	$496	$1,824	$138,435
Expires September 30, 2022	1,023	2,472	405	4,140	194,718
Expires September 30, 2023	1,263	2,203	264	2,626	188,674
Total fee waivers/expense reimbursements subject to recapture	$3,185	$6,366	$1,165	$8,590	$521,827

For the year ended September 30, 2020, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A2	Class I	Class IS
LMPFA recaptured	$128	$358	$303

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2

QS Strategic Real Return Fund 2020 Annual Report	45

Notes to consolidated financial statements (cont’d)

shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A2
Sales charges	$274
CDSCs	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

As of September 30, 2020, Legg Mason and its affiliates owned 98% of the Fund.

3. Investments

During the year ended September 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$16,184,448	$14,511,245
Sales	17,145,606	20,134,898

At September 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$80,893,455	$18,874,709	$(6,386,444)	$12,488,265
Futures contracts	—	486,966	(150,930)	336,036
Forward foreign currency contracts	—	321,047	(1,554,195)	(1,233,148)

46	QS Strategic Real Return Fund 2020 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at September 30, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[2]	$180,634	—	$41,758	$264,574	$486,966
Forward foreign currency contracts	—	$321,047	—	—	321,047
Total	$180,634	$321,047	$41,758	$264,574	$808,013

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Futures contracts[2]	$141,832	—	$9,098	$150,930
Forward foreign currency contracts	—	$1,554,195	—	1,554,195
Total	$141,832	$1,554,195	$9,098	$1,705,125

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts	$(1,211,092)	—	$(1,151,551)	$(4,695,070)	$(7,057,713)
Forward foreign currency contracts	—	$1,751,216	—	—	1,751,216
Total	$(1,211,092)	$1,751,216	$(1,151,551)	$(4,695,070)	$(5,306,497)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts	$(145,179)	—	$2,939	$302,722	$160,482
Forward foreign currency contracts	—	$(788,422)	—	—	(788,422)
Total	$(145,179)	$(788,422)	$2,939	$302,722	$(627,940)

QS Strategic Real Return Fund 2020 Annual Report	47

Notes to consolidated financial statements (cont’d)

During the year ended September 30, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$41,923,831
Futures contracts (to sell)	19,619,318
Forward foreign currency contracts (to buy)	72,020,503
Forward foreign currency contracts (to sell)	35,330,892

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$63,899	$(441,056)	$(377,157)	—	$(377,157)
BNP Paribas SA	—	(6,405)	(6,405)	—	(6,405)
Citibank N.A.	87,381	(25,732)	61,649	—	61,649
HSBC Securities Inc.	132,657	(526,256)	(393,599)	—	(393,599)
UBS Securities LLC	37,110	(554,746)	(517,636)	—	(517,636)
Total	$321,047	$(1,554,195)	$(1,233,148)	—	$(1,233,148)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$634	$997
Class A2	2,568	3,073
Class C	682	194
Class I	—	1,285
Class IS	—	(161)
Total	$3,884	$5,388

48	QS Strategic Real Return Fund 2020 Annual Report

For the year ended September 30, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,266
Class A2	2,216
Class C	265
Class I	2,636
Class IS	189,931
Total	$196,314

6. Distributions to shareholders by class

	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Investment Income:
Class A	$1,376	$12,843
Class A2	5,468	56,943
Class C	266	3,970
Class I	9,204	79,921
Class IS	558,687	4,596,330
Total	$575,001	$4,750,007
Net Realized Gains:
Class A	$9,204	$11,213
Class A2	39,587	49,391
Class C	2,706	4,792
Class I	53,928	62,947
Class IS	3,135,396	3,544,311
Total	$3,240,821	$3,672,654

7. Shares of beneficial interest

At September 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

QS Strategic Real Return Fund 2020 Annual Report	49

Notes to consolidated financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,065	$20,272	1,645	$18,387
Shares issued on reinvestment	722	8,008	1,696	17,815
Shares repurchased	(2,608)	(28,981)	(5,460)	(59,520)
Net increase (decrease)	179	$(701)	(2,119)	$(23,318)
Class A2
Shares sold	8,735	$86,930	6,641	$74,050
Shares issued on reinvestment	4,143	45,055	10,297	106,334
Shares repurchased	(27,707)	(271,483)	(18,995)	(205,225)
Net decrease	(14,829)	$(139,498)	(2,057)	$(24,841)
Class C
Shares sold	246	$2,500	—	—
Shares issued on reinvestment	277	2,972	857	$8,762
Shares repurchased	(2,738)	(25,801)	(8,821)	(96,720)
Net decrease	(2,215)	$(20,329)	(7,964)	$(87,958)
Class I
Shares sold	12,257	$123,865	80,902	$837,913
Shares issued on reinvestment	5,559	63,132	13,332	142,868
Shares repurchased	(117,995)	(1,033,687)	(94,546)	(1,042,892)
Net decrease	(100,179)	$(846,690)	(312)	$(62,111)
Class IS
Shares sold	135,976	$1,510,439	8,106	$95,000
Shares issued on reinvestment	329,637	3,694,083	770,063	8,140,641
Shares repurchased	(134,263)	(1,180,000)	(694,750)	(7,810,000)
Net increase	331,350	$4,024,522	83,419	$425,641

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$113,399	$5,593,376
Net long-term capital gains	3,702,423	2,829,285
Total distributions paid	$3,815,822	$8,422,661

50	QS Strategic Real Return Fund 2020 Annual Report

As of September 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed long-term capital gains — net	$832,877
Other book/tax temporary differences(a)	(1,890,730)
Unrealized appreciation (depreciation)(b)	11,316,875
Total distributable earnings (loss) — net	$10,259,022

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in underlying investments.

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

QS Strategic Real Return Fund 2020 Annual Report	51

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of QS Strategic Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of QS Strategic Real Return Fund and its subsidiary (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related consolidated statement of operations for the year ended September 30, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

52	QS Strategic Real Return Fund 2020 Annual Report

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”), and Legg Mason, Inc. (“Legg Mason”) announced that they had entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), the Fund’s adviser, QS Investors, LLC (the “Adviser”), and the Fund’s subadvisers, ClearBridge Investments, LLC (“ClearBridge”), QS Investors, LLC, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“WAML”), each a wholly owned subsidiary of Legg Mason, would become subsidiaries of Franklin Templeton (the “Transaction”). The Transaction was subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. The Transaction was consummated on July 31, 2020. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction resulted in the automatic termination of the Fund’s existing management agreement, investment management agreement, advisory agreement and subadvisory agreements (the “Existing Agreements”).

At a meeting held on April 6, 2020, the Fund’s Board of Trustees (the “Board”) approved a new management agreement (the “Management Agreement”) with the Manager, a new investment management agreement between the Adviser and the controlled foreign corporation for the Fund (“the Investment Management Agreement”), a new advisory agreement (the “Advisory Agreement”) between the Adviser and the Manager, a new subadvisory agreement between the Manager and the Adviser, a new subadvisory agreement among the Manager, the Adviser and Western Asset, a new subadvisory agreement among the Manager, the Adviser and ClearBridge, a new subadvisory agreement among the Manager, the Adviser, Western Asset and Western Japan, a new subadvisory agreement among the Manager, the Adviser, Western Asset and WAML and a new subadvisory agreement between the Manager and Western Asset pursuant to which Western Asset is engaged to provide day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such subadvisory agreement. (Each subadvisory agreement is referred to as a “Subadvisory Agreement,” and the Management Agreement, Investment Management Agreement, Advisory Agreement, and Subadvisory Agreements are collectively referred to as the “Agreements.”) Western Asset, ClearBridge, Western Japan and WAML are each referred to herein as a “Subadviser.” The meeting was held telephonically based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Agreements at its next in-person meeting.

On March 9, 2020, during a telephonic meeting of the Board, the Board met with representatives of Legg Mason, the parent company of the Manager, the Adviser and the

QS Strategic Real Return Fund	53

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Subadvisers, and representatives of Franklin Templeton to discuss the Transaction. The Board was advised that the Fund would not bear the costs of obtaining shareholder approval of the applicable Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction was consummated. On March 31, 2020 and April 2, 2020, the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), separately met, with the assistance of their independent legal counsel, to review and evaluate the materials provided by Legg Mason, Franklin Templeton, the Manager, the Adviser, and the Subadvisers to assist the Board, and in particular the Independent Trustees, in considering the Agreements. On April 6, 2020, the Board received a presentation from senior Fund management and representatives from Franklin Templeton and reviewed and evaluated the materials, including supplemental materials, provided to assist the Board in considering the Agreements. Prior to the Board’s approval of the Agreements, as a part of the April 6 meeting, the Independent Trustees further discussed the Agreements in an executive session with independent legal counsel and recommended their approval.

In the event the Fund’s shareholders did not approve the applicable Agreements prior to the closing of the Transaction, at its April 6, 2020 meeting, the Board also approved an interim management agreement with the Manager, an interim advisory agreement between the Adviser and the Manager, an interim subadvisory agreement between the Manager and the Adviser, interim subadvisory agreements among the Manager, the Adviser and the applicable Subadvisers and an interim subadvisory agreement between the Manager and Western Asset that would take effect upon the closing of the Transaction to enable the Manager, Adviser and Subadvisers to serve as investment managers of the Fund following the termination of the Existing Agreements and pending shareholder approval of the applicable Agreements. At a meeting held on July 14, 2020, shareholders of the Fund approved the applicable Agreements. The Agreements became effective on July 31, 2020 following consummation of the Transaction. Effective October 1, 2020, QS Investors and Franklin Templeton Multi-Asset Solutions formed a new business unit called Franklin Templeton Investment Solutions, but QS Investors retains its separate existence and continues as party to the Agreements.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. The Board considered that the terms of the Agreements were identical to the Existing Agreements, except for the dates of execution, effectiveness and termination, and that the Board had considered and approved the renewal of the Existing Agreements in November 2019. The Board also considered that the Existing Agreements were the product of multiple years of review and

54	QS Strategic Real Return Fund

negotiation and information received and considered by the Board in the exercise of its business judgment during those years. The Board further considered that, although no assets were currently being allocated to Western Asset for the provision of cash management services, the Manager recommended that the Subadvisory Agreement with Western Asset be approved to permit allocation of cash assets to Western Asset at such time as the Manager determined to be appropriate. The Board also considered that currently no assets were being managed by ClearBridge, Western Japan or WAML, but the Manager recommended that these Subadvisory Agreements be approved. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements were reasonable and fair and that it was in the best interests of the Fund to approve the Agreements.

In evaluating the Agreements, the Board considered the information previously provided for the November 2019 renewal of the Existing Agreements, updated with more recent statistics, information and representations. Among such information was the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and each Subadviser under the Agreements, and information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates and the Manager’s supervisory activities over the Adviser and the Subadvisers. The Board noted that Franklin Templeton and Legg Mason had informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, the Adviser and the Subadvisers, including compliance and other non-advisory services. The Board’s evaluation of the services provided by the Manager, the Adviser and the Subadvisers took into account Franklin Templeton’s plans and intentions regarding the Fund and Legg Mason’s asset management business, including the preservation and continued operational and investment autonomy of the investment advisory businesses conducted by the Adviser and Subadvisers. The Board noted that Franklin Templeton did not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction. The Board also considered that there were not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction. The Board also considered that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expense ratios by spreading expenses over a larger asset base.

The Board also considered its knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board considered information received at regular meetings throughout the year, including the policies and practices of the

QS Strategic Real Return Fund	55

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Adviser and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. The Board also considered the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries. The Board considered that on a regular basis it received and reviewed information from the Manager and the Fund’s Chief Compliance Officer regarding the compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act for the funds in the Legg Mason fund complex, including liquidity management programs and cybersecurity programs. The Board also considered information about Franklin Templeton’s compliance and risk management programs.

The Board noted that it had reviewed the qualifications, backgrounds and responsibilities of the senior personnel currently serving the Fund and had met and reviewed the backgrounds and qualifications of the senior personnel of Franklin Templeton responsible for the management of the advisory business. The Board considered that Legg Mason had put in place retention incentives for key personnel at the Manager until the closing of the Transaction and Franklin Templeton had provided long-term retention mechanisms for certain personnel, and that Franklin Templeton had represented that there were not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction. The Board considered Franklin Templeton’s and the Manager’s commitment to an effective transition and to continued high quality investment management and shareholder services following the Transaction.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund to the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark index. The Board noted that although useful, the data provided by Broadridge may vary depending on the year-end dates selected and the selection of a peer group and, therefore, recognized its limitations. In addition, the Board noted that it had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark index, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted that the Fund’s performance for the one-, three- and five-year periods ended December 31, 2019 placed the Class I Shares in the second quintile (the first quintile being the best performers and the fifth quintile being the worst performers). The Board also reviewed updated performance information. In addition, based on their review of materials provided and assurances received, the Board determined that the Transaction was not

56	QS Strategic Real Return Fund

expected to affect adversely the nature, extent and quality of services provided. The Board noted that its evaluation of the factors of the nature, extent and quality of services and performance led it to conclude that it was in the best interests of the Fund to approve the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”), payable by the Fund to the Manager in light of the nature, extent and quality of the management, advisory and subadvisory services provided by the Manager, the Adviser and the Subadvisers. The Board considered that it had reviewed the Fund’s Contractual Management Fee and total expense ratio in connection with its consideration of the Existing Agreements during the 2019 contract renewal process and that the new Management Agreement did not change the Fund’s management fee rate or the computation method for calculating such fees. The Board reviewed the advisory and subadvisory fees, noting that the Manager or Western Asset, and not the Fund, pays the fee to the Adviser or the Subadvisers. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”). The Board also considered that the contractual expense waiver continued until December 31, 2021 and Franklin Templeton’s statement that it had no current intention to change the waiver after its expiration. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board determined that the Transaction would not increase the total fees payable by the Fund for management services.

The Board received and reviewed an analysis of Legg Mason complex-wide management fees for funds with a similar strategy, if any, provided by the Manager, which, among other things, set out a framework of fees based on asset classes. The Manager reviewed with the Board the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered, in general, the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Manager and noted that there were no other accounts with a similar investment strategy.

Additionally, the Board received and considered information comparing the Fund’s

Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that for the Class I Shares the Actual Management Fee and Contractual Management

QS Strategic Real Return Fund	57

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Fee were lower than the median of the Broadridge expense group (second quintile) and the actual total expense ratio was higher than the Broadridge expense group median (fourth quintile) and higher than the expense universe median (fourth quintile) (the first quintile being the lowest fees and the fifth quintile being the highest fees). It was noted that, while the Board has found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Board was provided an overview of the process followed in conducting the profitability study and received an updated report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2019, which corresponds to Legg Mason’s fiscal year end, and for the period from September 2019 to February 2020. The Board also received certain information showing historical profitability for fiscal years 2016 through 2019. The Board noted that it previously had received a report from the independent consultant engaged by Legg Mason to assess the methodologies used by Legg Mason for its profitability study in connection with its review of the Existing Agreements. The Board considered the profitability study along with the other materials previously provided to the Board and concluded that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown and whether the Fund has appropriately benefited from any economies of scale. Among other information, the Board reviewed management fee reductions due to waivers during Legg Mason’s 2016 through 2019 fiscal years and for the pro forma fiscal year 2020. The Board noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the funds resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Manager’s profitability from its relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Board noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward. The Board also considered the potential benefits to shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and having access to a greater array of investment opportunities. Given the asset size of the Fund and the complex and the fee waivers, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

58	QS Strategic Real Return Fund

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, enhanced industry recognition and the potential for reduced vendor pricing. The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the funds. The Board considered that the Transaction would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities. The Board noted that Franklin Templeton and Legg Mason, as a result of the potential benefits derived from the Transaction, have a financial interest in the matters that were being considered. The Board also took note of information provided regarding amounts received by the Fund’s distributor and intermediary arrangements.

The Board considered that the senior management team at Legg Mason expressed support for the Transaction and Legg Mason recommended that the Board approve the Agreements. The Board also considered that, under the Transaction Agreement, Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that Franklin Templeton represented to the Board that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser of the Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act) on the Fund as a result of the transactions contemplated by the Transaction Agreement.

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board, including the Independent Trustees, concluded that the Agreements for the Fund, including the fees payable thereunder, were fair and reasonable and that entering into the Agreements for the Fund was in the best interests of the Fund’s shareholders, and the Board voted to approve the Agreements and to recommend that shareholders approve the applicable Agreements.

QS Strategic Real Return Fund	59

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	69,034,623.592	76.062	7,415,969.574	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	69,034,623.592	76.062	7,415,969.574	0
To Approve a New Subadvisory Agreement with QS Investors, LLC	69,034,623.592	76.062	7,415,969.574	0
To Approve a New Subadvisory Agreement with QS Investors, LLC	69,034,623.592	76.062	7,415,969.574	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	69,034,623.592	76.062	7,415,969.574	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	69,034,623.592	76.062	7,415,969.574	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Limited	69,034,623.592	76.062	7,415,969.574	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Ltd.	69,034,623.592	76.062	7,415,969.574	0

60	QS Strategic Real Return Fund

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

QS Strategic Real Return Fund	61

Statement regarding liquidity risk management program

(unaudited) (cont’d)

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

62	QS Strategic Real Return Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Strategic Real Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the National Academy of Medicine (formerly known as the Institute of Medicine) (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2011); Director of the Institute for Healthcare Improvement (2002 to 2011); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

QS Strategic Real Return Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited, HSBC Corporate Money Funds Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner (1972 to 2002), Partner-in-Charge of the Audit Practice for Baltimore and Washington offices (1998 to 2001), and Managing Partner of the Baltimore office (1992 to 1995) at KPMG LLP (international accounting firm)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

64	QS Strategic Real Return Fund

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

QS Strategic Real Return Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008); Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (2008 to 2018)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

66	QS Strategic Real Return Fund

Additional Officers

Christopher Berarducci Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira* Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

QS Strategic Real Return Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Ted P. Becker Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

68	QS Strategic Real Return Fund

Additional Officers (cont’d)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 10, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Strategic Real Return Fund	69

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2020:

Record date:	12/4/2019	12/17/2019
Payable date:	12/5/2019	12/18/2019
Ordinary Income:
Qualified Dividend Income for Individuals	—	9.94%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	—	8.52%
Interest from Federal Obligations	—	14.66%
Long-Term Capital Gain Dividend	$0.371300	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

70	QS Strategic Real Return Fund

QS

Strategic Real Return Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Investors, LLC

Subadvisers

ClearBridge Investments, LLC

QS Investors, LLC

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013120 11/20 SR20-4001

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2019 and September 30, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $336,010 in September 30, 2019 and $322,330 in September 30, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,000 in September 30, 2019 and $0 in September 30, 2020.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2019 and $0 in September 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2019 and $0 in September 30, 2020, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2019 and September 30, 2020; Tax Fees were 100% and 100% for September 30, 2019 and September 30, 2020; and Other Fees were 100% and 100% for September 30, 2019 and September 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $386,151 in September 30, 2019 and $1,105,712 in September 30, 2020.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included	herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not	applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not	applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not	applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not	applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not	applicable.

ITEM 13.	EXHIBITS.

(a)  (1)  Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a)  (2)   Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2020

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 24, 2020